As filed with the Securities and Exchange Commission on June 23, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2006

Diagnostic Products Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	1-9957 (Commission File Number)	95-2802182 (I.R.S. Employer Identification No.)
5210 Pacific Concourse Drive, Los Angeles, California 90045
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (310) 645-8200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 23, 2006, Diagnostic Products Corporation (the “Company”) issued a press release. The press release announced that on June 22, 2006, the Medical Solutions Group of Siemens AG received notification of clearance from the German Federal Cartel Office to proceed with the proposed acquisition of the Company pursuant to the previously announced merger agreement between Siemens Medical Solutions USA, Inc., and the Company.
     A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by Diagnostic Products Corporation and Siemens Medical Solutions on June 23, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC PRODUCTS CORPORATION
Dated: June 23, 2006	By:	/s/ James L. Brill
		Name:	James L. Brill
		Title:	Vice President, Finance and Chief Financial Officer